Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

The certification set forth below  is being submitted in connection with the Annual Report 10-K (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter of Peter Kiewit Sons’, Inc. (the "Company") on Form 10-K for the period ending December 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), The undersigned, Kenneth E. Stinson, Chief Executive Officer of the Company, and Michael J. Piechoski, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 4, 2004

/s/ Kenneth E. Stinson
Kenneth E. Stinson Chief Executive Officer

/s/ Michael J. Piechoski
Michael J. Piechoski Chief Financial Officer